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                                                           ARTHUR ANDERSEN LLP





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement Initial Filing for Hartford Life and Annuity Insurance Company Separate Account Two on Form N-4.

Hartford, Connecticut                                  /s/ Arthur Andersen LLP
May 2, 2000